UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2005 (April 15, 2005)

LIFEPOINT HOSPITALS, INC.

(formerly Lakers Holding Corp.)
(Exact name of registrant as specified in its charter)

Delaware	333-119929	20-1538254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 Powell Court, Suite 200
Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

(615) 372-8500
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 2.03(a). Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-4.2: SUPPLEMENTAL INDENTURE
EX-4.3: SUPPLEMENTAL INDENTURE
EX-4.4: SUPPLEMENTAL INDENTURE
EX-10.1: CREDIT AGREEMENT
EX-99.1: PRESS RELEASE
EX-99.2: NOTICE OF FULL REDEMPTION

Item 1.01. Entry into a Material Definitive Agreement.

     On April 15, 2005, in connection with the Mergers (as defined below), LifePoint Hospitals, Inc. (formerly Lakers Holding Corp.), a Delaware corporation (the “Company”), entered into a Credit Agreement with Citicorp North America, Inc., as administrative agent, the lenders referred to therein, Bank of America, N.A., CIBC World Markets Corp., SunTrust Bank, UBS Securities LLC, as co-syndication agents and Citigroup Global Markets Inc., as sole lead arranger and sole bookrunner (the “Credit Agreement”). The Credit Agreement provides for secured term B loans up to $1,250,000,000 maturing on April 15, 2012 (the “Term B Loans”) and revolving loans up to $300,000,000 maturing on April 15, 2010 (the “Revolving Loans”). In addition, the Company may request additional tranches of Term B Loans up to $400,000,000 and additional tranches of Revolving Loans up to $100,000,000. Interest on the outstanding balances of the Revolving Loans is payable, at the Company’s option, at an alternate base rate or at LIBOR, in each case plus a margin depending on the Company’s leverage ratio. Interest on the outstanding balances of the Term B Loans is payable, at the Company’s option, at the alternate base rate plus a margin or at LIBOR plus a margin. The Credit Agreement requires the Company to meet certain financial covenants, including a minimum interest coverage ratio and a maximum total leverage ratio. In addition, the Credit Agreement contains customary affirmative and negative covenants, which, among other things, limit the Company’s ability to incur additional debt, create liens, pay dividends, effect transactions with the Company’s affiliates, sell assets, make capital expenditures, pay subordinated debt, merge, consolidate, enter into acquisitions, and effect sale-leaseback transactions. The Credit Agreement is included as Exhibit 10.1 hereto and is incorporated herein by reference.

     Also on April 15, 2005, in connection with the Mergers, Province Healthcare Company, a Delaware corporation (“Province”), the Company and U.S. Bank National Association (“U.S. Bank”) (as successor in interest to National City Bank), as trustee, entered into a Supplemental Indenture (the “Province 4 1/4% Notes Supplemental Indenture”) to the Indenture dated as of November 20, 2000 relating to Province’s 4 1/2% Convertible Subordinated Notes due 2005 (the “Province 4 1/2% Notes Indenture”) and a Supplemental Indenture (the “Province 4 1/4% Notes Supplemental Indenture” and, together with the Province 4 1/2% Notes Supplemental Indenture, the “Province Supplemental Indentures”) to the Indenture dated as of October 10, 2001 relating to Province’s 4 1/4% Convertible Subordinated Notes due 2008 (the “Province 4 1/4% Notes Indenture” and, together with the Province 4 1/2% Notes Indenture, the “Province Indentures”). Province’s 4 1/2% Convertible Subordinated Notes due 2005 and its 4 1/4% Convertible Subordinated Notes due 2008 are collectively referred to herein as the “Province Notes.” Province and the Company executed the Province Supplemental Indentures in order to provide that the Company would fully and unconditionally guarantee all of Province’s obligations under the Province Notes and the Province Indentures, on the terms and conditions set forth therein, and to provide that the Province Notes will be convertible into the per share merger consideration, consisting of $11.375 in cash and 0.2917 of a share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”), which a holder of Province Notes would have been entitled to receive if such Province Notes had been converted immediately prior to the consummation of the Province Merger (as defined below). The Province 4 1/2% Notes Supplemental Indenture and the Province 4 1/4% Notes Supplemental Indenture are included as Exhibit 4.3 and Exhibit 4.4 hereto, respectively, and are incorporated herein by reference.

     In addition, on April 15, 2005, in connection with the Mergers, LifePoint Hospitals, Inc. (renamed Historic LifePoint Hospitals, Inc.) (“Historic LifePoint”), the Company and U.S. Bank (as successor in interest to National City Bank), as trustee, entered into a Supplemental Indenture (the “LifePoint Supplemental Indenture”) to the Indenture (the “LifePoint Indenture”) dated as of May 22, 2002 relating to Historic LifePoint’s 4 1/2% Convertible Subordinated Notes due 2009 (the “LifePoint Notes”). Historic LifePoint and the Company executed the LifePoint Supplemental Indenture in order to provide that the Company would fully and unconditionally guarantee all of Historic LifePoint’s obligations under the LifePoint Notes and the LifePoint Indenture, on the terms and conditions set forth therein, and to provide that the LifePoint Notes will be convertible into the per share merger consideration, consisting of one share of Company Common Stock, which a holder of LifePoint Notes would have been entitled to receive if such LifePoint Notes had been converted immediately prior to the consummation of the LifePoint Merger (as defined below). The LifePoint Supplemental Indenture is included as Exhibit 4.2 hereto and is incorporated herein by reference.

     See Item 2.01 for descriptions of the Merger Agreement (as defined below) and the Rights Agreement (as defined below). Each of these descriptions is incorporated into this Item 1.01 by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

     On April 15, 2005 (the “Effective Date”), pursuant to the Agreement and Plan of Merger, dated as of August 15, 2004, by and among Historic LifePoint, the Company, Lakers Acquisition Corp. (“LifePoint Merger Sub”), Pacers Acquisition Corp. (“Province Merger Sub”) and Province, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of January 25, 2005, and Amendment No. 2 to Agreement and Plan of Merger, dated as of March 15, 2005 (as amended, the “Merger Agreement”), the Company acquired all of the outstanding capital stock of each of Historic LifePoint and Province through the merger of LifePoint Merger Sub with and into Historic LifePoint, with Historic LifePoint continuing as the surviving corporation of such merger (the “LifePoint Merger”), and the merger of Province Merger Sub with and into Province, with Province continuing as the surviving corporation of such merger (the “Province Merger” and, together with the LifePoint Merger, the “Mergers”). As a result of the Mergers, Historic LifePoint and Province are now each wholly owned subsidiaries of the Company.

     Pursuant to the Merger Agreement, on the Effective Date, the shares of common stock, par value $0.01 per share, of Historic LifePoint (“Historic LifePoint Common Stock”) outstanding immediately prior to the Effective Date were deemed to be converted into shares of Company Common Stock on a one-for-one basis without any action required to be taken by the holders of such shares of Historic LifePoint Common Stock. Each share of common stock, par value $0.01 per share, of Province (“Province Common Stock”) outstanding immediately prior to the Effective Date (other than any shares with respect to which appraisal rights had been perfected) was converted into the right to receive $11.375 in cash and 0.2917 of a share of Company Common Stock.

     As a result of the Mergers, the Company became the successor issuer to Historic LifePoint under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will succeed to Historic LifePoint’s reporting obligations thereunder. Pursuant to Rule 12g-3(c) promulgated under the Exchange Act, the outstanding shares of Company Common Stock, together with the associated rights to purchase preferred stock issued pursuant to the Rights Agreement, dated as of April 15, 2005 (as it may be amended and supplemented from time to time, the “Rights Agreement”), between the Company and National City Bank, as Rights Agent, are deemed to be registered under paragraph (g) of Section 12 of the Exchange Act. The Rights Agreement is included as Exhibit 4.1 hereto and is incorporated herein by reference.

     In connection with the closing of the Mergers, shares of Historic LifePoint Common Stock, which had been listed and traded on the Nasdaq National Market under the ticker symbol “LPNT,” will no longer be listed and traded on the Nasdaq National Market. However, shares of Company Common Stock will now be listed and traded on the Nasdaq National Market under the ticker symbol “LPNT.”

     The description of the Merger Agreement and the Mergers set forth herein does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Agreement and Plan of Merger, a copy of which is included as Exhibit 2.1 hereto, Amendment No. 1 to Agreement and Plan of Merger, a copy of which is included as Exhibit 2.2 hereto, and Amendment No. 2 to Agreement and Plan of Merger, a copy of which is included as Exhibit 2.3 hereto, each of which is incorporated herein by reference.

Item 2.03(a). Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     See Item 1.01 for descriptions of the Credit Agreement, the LifePoint Supplemental Indenture and the Province Supplemental Indentures. Each of these descriptions is incorporated into this Item 2.03(a) by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     As a result of the consummation of the Mergers described in Item 2.01, as of the Effective Date, the Certificate of Incorporation of the Company was amended by the Company. The Amended and Restated Certificate of Incorporation of the Company, which is included as Exhibit 3.1 hereto and is incorporated herein by reference, amended the Company’s Certificate of Incorporation to, among other things, change the name of the Company from Lakers Holding Corp. to LifePoint Hospitals, Inc. In addition, the Company amended its By-Laws, effective as of the Effective Date. The Company’s Amended and Restated By-Laws are included as Exhibit 3.2 hereto and are incorporated herein by reference.

Item 8.01. Other Events.

     On April 15, 2005, the Company issued a press release announcing the closing of the Mergers and certain transactions related thereto. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference.

     In addition, at the request of Province, on April 15, 2005, U.S. Bank (as successor in interest to National City Bank), as trustee under the Province 4 1/2% Notes Indenture mailed a Notice of Redemption (the “Notice of Redemption”) to holders of the Province 4 1/2% Notes providing that Province will redeem on May 16, 2005 (the “Redemption Date”) all of the $75,970,000 aggregate principal amount of the outstanding Province 4 1/2% Notes at a price equal to 100.9% of their principal amount plus accrued and unpaid interest from November 20, 2004 to, but excluding, the Redemption Date. The Province 4 1/2% Notes are convertible into the per share merger consideration, consisting of $11.375 in cash and 0.2917 of a share of Company Common Stock (collectively a “Province Consideration Unit”), that a holder of Province 4 1/2% Notes would have been entitled to receive if such Province 4 1/2% Notes had been converted immediately prior to the consummation of the Province Merger. The Province 4 1/2% Notes are convertible at the option of the holder at any time on or prior to the close of business on the Redemption Date at a conversion price of $26.45 per Province Consideration Unit. Province intends to fund the redemption with borrowings under the Credit Agreement. A copy of the Notice of Redemption is included as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

To be filed by amendment not later than 71 calendar days after the date this Current Report is required to be filed.

(b)	Pro Forma Financial Information.

To be filed by amendment not later than 71 calendar days after the date this Current Report is required to be filed.

(c)	Exhibits.

Exhibit
Number	Description
2.1	Agreement and Plan of Merger, dated as of August 15, 2004, by and among LifePoint Hospitals, Inc., Lakers Holding Corp., Lakers Acquisition Corp., Pacers Acquisition Corp. and Province Healthcare Company (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-4 filed by Lakers Holding Corp. on February 18, 2005 under the Securities Act of 1933, as amended, File Number 333-119929).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of January 25, 2005, by and among LifePoint Hospitals, Inc., Lakers Holding Corp., Lakers Acquisition Corp., Pacers Acquisition Corp. and Province Healthcare Company (incorporated by reference to Exhibit 2.2 to the Registration Statement on Form S-4 filed by Lakers Holding Corp. on February 18, 2005 under the Securities Act of 1933, as amended, File Number 333-119929).

2.3	Amendment No. 2 to Agreement and Plan of Merger, dated as of March 15, 2005, by and among LifePoint Hospitals, Inc., Lakers Holding Corp., Lakers Acquisition Corp., Pacers Acquisition Corp. and Province Healthcare Company (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc. on March 16, 2005).

3.1	Amended and Restated Certificate of Incorporation of LifePoint Hospitals, Inc. (formerly Lakers Holding Corp.) (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-8 filed by LifePoint Hospitals, Inc. on April 15, 2005).

3.2	Amended and Restated By-Laws of LifePoint Hospitals, Inc. (formerly Lakers Holding Corp.) (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-8 filed by LifePoint Hospitals, Inc. on April 15, 2005).

4.1	Rights Agreement, dated as of April 15, 2005, by and between LifePoint Hospitals, Inc. (formerly Lakers Holding Corp.) and National City Bank, as Rights Agent (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-8 filed by LifePoint Hospitals, Inc. on April 15, 2005).

4.2	First Supplemental Indenture, dated as of April 15, 2005, by and among Historic LifePoint Hospitals, Inc., LifePoint Hospitals, Inc. and U.S. Bank National Association (as successor in interest to National City Bank), as trustee, to the Indenture dated as of May 22, 2002 relating to Historic LifePoint Hospitals, Inc.’s 4 1/2% Convertible Subordinated Notes due 2009.

4.3	First Supplemental Indenture, dated as of April 15, 2005, by and among Province Healthcare Company, LifePoint Hospitals, Inc. and U.S. Bank National Association (as successor in interest to National City Bank), as trustee, to the Indenture dated as of November 20, 2000 relating to Province Healthcare Company’s 4 1/2% Convertible Subordinated Notes due 2005.

4.4	First Supplemental Indenture, dated as of April 15, 2005, by and among Province Healthcare Company, LifePoint Hospitals, Inc. and U.S. Bank National Association (as successor in interest to National City Bank), as trustee, to the Indenture dated as of October 10, 2001 relating to Province Healthcare Company’s 4 1/4% Convertible Subordinated Notes due 2008.

10.1	Credit Agreement, dated as of April 15, 2005, among Lakers Holding Corp. (to be renamed LifePoint Hospitals, Inc.), as borrower, the lenders referred to therein, Citicorp North America, Inc., as administrative agent, Bank of America, N.A., CIBC World Markets Corp., SunTrust Bank, UBS Securities LLC, as co-syndication agents and Citigroup Global Markets Inc., as sole lead arranger and sole bookrunner.

99.1	Press release.

99.2	Notice of Full Redemption, dated April 15, 2005, to the Holders of Province Healthcare Company’s 4 1/2% Convertible Subordinated Notes due 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HOSPITALS, INC.

By:	/s/ William F. Carpenter III

Name:	William F. Carpenter III
Title:	Executive Vice President, General Counsel and Secretary

Date: April 15, 2005

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Agreement and Plan of Merger, dated as of August 15, 2004, by and among LifePoint Hospitals, Inc., Lakers Holding Corp., Lakers Acquisition Corp., Pacers Acquisition Corp. and Province Healthcare Company (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-4 filed by Lakers Holding Corp. on February 18, 2005 under the Securities Act of 1933, as amended, File Number 333-119929).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of January 25, 2005, by and among LifePoint Hospitals, Inc., Lakers Holding Corp., Lakers Acquisition Corp., Pacers Acquisition Corp. and Province Healthcare Company (incorporated by reference to Exhibit 2.2 to the Registration Statement on Form S-4 filed by Lakers Holding Corp. on February 18, 2005 under the Securities Act of 1933, as amended, File Number 333-119929).

2.3	Amendment No. 2 to Agreement and Plan of Merger, dated as of March 15, 2005, by and among LifePoint Hospitals, Inc., Lakers Holding Corp., Lakers Acquisition Corp., Pacers Acquisition Corp. and Province Healthcare Company (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc. on March 16, 2005).

3.1	Amended and Restated Certificate of Incorporation of LifePoint Hospitals, Inc. (formerly Lakers Holding Corp.) (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-8 filed by LifePoint Hospitals, Inc. on April 15, 2005).

3.2	Amended and Restated By-Laws of LifePoint Hospitals, Inc. (formerly Lakers Holding Corp.) (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-8 filed by LifePoint Hospitals, Inc. on April 15, 2005).

4.1	Rights Agreement, dated as of April 15, 2005, by and between LifePoint Hospitals, Inc. (formerly Lakers Holding Corp.) and National City Bank, as Rights Agent (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-8 filed by LifePoint Hospitals, Inc. on April 15, 2005).

4.2	First Supplemental Indenture, dated as of April 15, 2005, by and among Historic LifePoint Hospitals, Inc., LifePoint Hospitals, Inc. and U.S. Bank National Association (as successor in interest to National City Bank), as trustee, to the Indenture dated as of May 22, 2002 relating to Historic LifePoint Hospitals, Inc.’s 4 1/2% Convertible Subordinated Notes due 2009.

4.3	First Supplemental Indenture, dated as of April 15, 2005, by and among Province Healthcare Company, LifePoint Hospitals, Inc. and U.S. Bank National Association (as successor in interest to National City Bank), as trustee, to the Indenture dated as of November 20, 2000 relating to Province Healthcare Company’s 4 1/2% Convertible Subordinated Notes due 2005.

4.4	First Supplemental Indenture, dated as of April 15, 2005, by and among Province Healthcare Company, LifePoint Hospitals, Inc. and U.S. Bank National Association (as successor in interest to National City Bank), as trustee, to the Indenture dated as of October 10, 2001 relating to Province Healthcare Company’s 4 1/4% Convertible Subordinated Notes due 2008.

10.1	Credit Agreement, dated as of April 15, 2005, among Lakers Holding Corp. (to be renamed LifePoint Hospitals, Inc.), as borrower, the lenders referred to therein, Citicorp North America, Inc., as administrative agent, Bank of America, N.A., CIBC World Markets Corp., SunTrust Bank, UBS Securities LLC, as co-syndication agents and Citigroup Global Markets Inc., as sole lead arranger and sole bookrunner.

99.1	Press release.

99.2	Notice of Full Redemption, dated April 15, 2005, to the Holders of Province Healthcare Company’s 4 1/2% Convertible Subordinated Notes due 2005.